                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) November 6, 1995

                             --------------------

                              KMART CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)

         1-327                                       38-0729500
(Commission File Number)                 (I.R.S. Employer Identification No.)

               3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices)(Zip Code)

                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)

                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     The following exhibits are filed herewith:

                99.1 Three Year Credit Agreement dated as of October 7, 1994 among Kmart Corporation, Bank of America National Trust and Savings Association, as Documentation Agent, and the other financial institutions party hereto
                      ($1,465,000,000)

                99.2 Warehouse Facility Credit Agreement dated as of October 7, 1994 among Kmart Corporation, Bankers Trust as Documentation Agent, and the other financial institutions party hereto ($500,000,000)

                99.3  Guaranty Agreement dated as of October 7,
                      1994 made by Kmart Corporation in favor of the lenders referred to herein

                99.4 364 Day Credit Agreement dated as of October 5, 1995 among Kmart Corporation, Bank of America National Trust and Savings Association, as Documentation Agent, and the other financial institutions party hereto ($700,000,000)

                99.5 Seasonal Credit Agreement dated as of October 5, 1995 among Kmart Corporation, Bank of America National Trust and Savings Association, as Documentation Agent, and the other financial institutions party hereto ($300,000,000)





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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KMART CORPORATION
                                        (Registrant)


                                        By:   /s/  Marvin P. Rich
                                            --------------------------------
                                            Marvin P. Rich
                                            Executive Vice President,
                                            Strategic Planning, Finance and
                                            Administration

Date: November 6, 1995


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                                EXHIBIT INDEX




Exhibit
Number  Description
------  -----------


99.1    Three Year Credit Agreement dated as of October 7, 1994 among Kmart
        Corporation, Bank of America National Trust and Savings
        Association, as Documentation Agent, and the other financial institutions party hereto ($1,465,000,000)

99.2    Warehouse Facility Credit Agreement dated as of October 7, 1994 among
        Kmart Corporation, Bankers Trust as Documentation Agent, and the other financial institutions party hereto ($500,000,000)

99.3    Guaranty Agreement dated as of October 7, 1994 made by Kmart
        Corporation in favor of the lenders referred to herein

99.4    364 Day Credit Agreement dated as of October 5, 1995 among Kmart
        Corporation, Bank of America National Trust and Savings
        Association, as Documentation Agent, and the other financial institutions party hereto ($700,000,000)

99.5    Seasonal Credit Agreement dated as of October 5, 1995 among Kmart
        Corporation, Bank of America National Trust and Savings
        Association, as Documentation Agent, and the other financial institutions party hereto ($300,000,000)

